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                                                               EXHIBIT (10)(nnn)


                             TWENTIETH AMENDMENT TO
                       THE REYNOLDS AND REYNOLDS COMPANY
                    TAX DEFERRED SAVINGS AND PROTECTION PLAN
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         The Reynolds and Reynolds Company hereby amends The Reynolds and
Reynolds Company Tax Deferred Savings and Protection Plan, as follows:

         Effective as of May 9, 1994, Section 2.14 of the Plan is amended by adding a new sentence at the end thereof to provide as follows:


         Notwithstanding the foregoing provisions of this Section 2.14, with respect to Employees who were employees of Management Computer Services, Inc. on May 6, 1994 and became Employees on May 7, 1994, May 9, 1994 shall be an Entry Date.


         IN WITNESS WHEREOF, The Reynolds and Reynolds Company has caused this Amendment to be executed by its duly authorized officers as of the 9th day of May, 1994.


                                               THE REYNOLDS AND REYNOLDS COMPANY

ATTEST:



/s/ Craig L. Currier                                  By:/s/T.J. Momchilov
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